Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended June 30, 2006 of 3D Systems Corporation (the “Issuer”).

I, Fred R. Jones, the Principal Financial Officer of the Issuer, certify that, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(i)            the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)        the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 14, 2006
/s/ FRED R. JONES
Name: Fred R. Jones

A signed original of this written statement required by Section 906 has been provided to 3D Systems Corporation and will be retained by 3D Systems Corporation and furnished to the Securities and Exchange Commission or its staff upon request.